QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 17, 2005

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-49658 (Commission File Number)	84-1602895 (IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237 (Address of Principal Executive Office)

(303) 770-4001 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e 4(c))

Item 8.01. Other Events.

        On January 17, 2005, UnitedGlobalCom, Inc. ("UGC") and Liberty Media International, Inc.. ("LMI") announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which UGC and LMI have agreed to effect a business combination transaction whereby (i) UGC and LMI would become wholly-owned subsidiaries of a newly organized Delaware corporation ("Holdco") to be named "Liberty Global, Inc." and (ii) stockholders of UGC and LMI would become stockholders of Holdco. Consummation of the transaction is subject to various conditions, including the approval of the stockholders of UGC and LMI.

        A copy of the joint press release of UGC and LMI announcing the execution of the Merger Agreement is included herein as Exhibit 99.1. The joint press release is incorporated herein by reference and the foregoing description of such transaction is qualified in its entirety by reference to such press release.

        The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Additional Information

        In connection with the proposed transaction, LMI and UGC will file a proxy and information statement/prospectus with the Securities and Exchange Commission. Stockholders of each company are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about LMI and UGC, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Liberty Media International, Inc.., 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations Telephone: (877) 783-7676, or to UnitedGlobalCom, Inc., 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, Attn: Investor Relations Department Telephone (303) 770-4001.

Participants in Solicitation

        The respective directors and executive officers of LMI and UGC and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding LMI's directors and executive officers is available in its registration statement on Form S-1/A filed with the SEC by LMI on July 19, 2004 and in its current report on Form 8-K filed with the SEC by LMI on November 12, 2004, and information regarding UGC's directors and executive officers is available in its proxy statement filed with the SEC by UGC on October 25, 2004. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01    Financial Statements and Exhibits

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Press release dated January 18, 2005 of UGC and LMI announcing the execution of the Agreement and Plan of Merger.

1

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ FREDERICK G. WESTERMAN III Frederick G. Westerman III Co-Chief Financial Officer

Date: January 18, 2005

2

QuickLinks

  Item 8.01. Other Events.
  Item 9.01 Financial Statements and Exhibits
SIGNATURE